Filed under Rule 497(e)
Registration No. 333-111662

SunAmerica Specialty Series

AIG ESG Dividend Fund

(the “Fund”)

Supplement dated December 18, 2017 to the

Funds’ Prospectus, dated December 14, 2016, as amended February 28, 2017

On December 5, 2017, the Board of Trustees of SunAmerica Specialty Series approved a change in the Fund’s dividend distribution frequency from annually to quarterly. Accordingly, effective immediately, the following change is made to the Fund’s Prospectus.

The subsection entitled “Shareholder Account Information – Tax, Dividend, Distribution and Account Policies – Dividends” is deleted in its entirety and replaced with the following:

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are paid quarterly. The Fund pays capital gains distributions, if any, at least annually. The Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_S5118ESG_12-16

Filed under Rule 497(e)
Registration No. 333-111662

SunAmerica Specialty Series

AIG ESG Dividend Fund

(the “Fund”)

Supplement dated December 18, 2017 to the Fund’s

Statement of Additional Information, dated December 14, 2016, as amended February 28, 2017

On December 5, 2017, the Board of Trustees of SunAmerica Specialty Series approved a change in the Fund’s dividend distribution frequency from annually to quarterly. Accordingly, effective immediately, the following change is made to the Fund’s Statement of Additional Information.

The first paragraph of the subsection entitled “Dividends, Distributions and Taxes – Dividends and Distributions” is deleted in its entirety and replaced with the following:

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income, if any, will be paid quarterly. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Capital loss carryforwards generated during taxable years beginning after 2010 will not be subject to expiration. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. federal income tax law, including if the Fund undergoes an “ownership change” as defined under the Code. Therefore, it is possible that not all of the capital losses will be available for use. The Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_ESGSAI_12-16